Filed pursuant to Rule 497(e)

File Nos. 033-36528 and 811-06161

ALLIANZ FUNDS

Supplement Dated March 22, 2018

to the Statutory Prospectus for Class A, Class C, Class R, Institutional Class,

Class R6, Class P, Administrative Class and Class T Shares of Allianz Funds

Dated August 30, 2017 (as supplemented thereafter)

Disclosure Relating to AllianzGI Health Sciences Fund (the “Fund”)

Effective immediately, within the Fund Summary relating to the Fund, the subsection entitled “Management of the Fund – Portfolio Managers” is hereby restated in its entirety as follows:

John Schroer, CFA, lead portfolio manager and director, has managed the Fund since 2014.

Peter Pirsch, CFA, senior portfolio manager, director, and senior analyst, has managed the Fund since 2018.

The information relating to the Fund contained in the table in the subsection “Management of the Funds – Investment Adviser and Administrator” in the Prospectus is hereby deleted and replaced with the following:

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI Health Sciences Fund	John Schroer, CFA (Lead)	2014	Mr. Schroer, CFA, is a portfolio manager and a director with Allianz Global Investors, which he joined in 2014. He is the sector head of the Health Care team. Mr. Schroer has more than 20 years of investment-industry experience. He was previously the president of Schroer Capital, an equity analyst with HealthCor Management, a managing member and portfolio manager for ITROS Capital Management, a global partner and portfolio manager for INVESCO, and an analyst for Trust Company of the West. Mr. Schroer has a B.S. in history and international relations and an M.B.A. from the University of Wisconsin.

	Peter Pirsch, CFA	2018	Mr. Pirsch is a senior portfolio manager, a senior analyst and a director with Allianz Global Investors, which he joined in 2018. He has management and research responsibilities for the Health Care team. Mr. Pirsch has 18 years of investment-industry experience. He previously worked at Aptigon Capital, Visium Asset Management, Surveyor Capital, Fred Alger Management and C.R. Bard. Before that, Mr. Pirsch was an analyst at UBS Investment Bank and Wells Fargo. He has a B.A. in economics and international relations from Bucknell University and an M.B.A. from Duke University, Fuqua School of Business. Mr. Pirsch is a CFA charterholder.

Please retain this Supplement for future reference.

ALLIANZ FUNDS

Supplement Dated March 22, 2018 to the

Statement of Additional Information

of Allianz Funds,

Dated August 30, 2017 (as revised December 12, 2017) (as supplemented thereafter)

Disclosure Relating to AllianzGI Health Sciences Fund (the “Fund”)

The section titled “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” is hereby revised to indicate that Peter Pirsch has been added as a portfolio manager of the Fund.

Information regarding other accounts managed by Mr. Pirsch, as well as his ownership of securities of the Fund, each as of March 19, 2018, is provided below.

Other Accounts Managed

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Peter Pirsch	0	0	0	0	0	0

Accounts and Assets for which Advisory Fee is Based on Performance

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Peter Pirsch	0	0	0	0	0	0

Securities Ownership

AllianzGI Health Sciences	Dollar Range of Equity Securities
Peter Pirsch	None

Please retain this Supplement for future reference.